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                                                                   EXHIBIT 10.3

                                AMENDMENT NO. 1
                                       TO
                        MELITA INTERNATIONAL CORPORATION
                             1997 STOCK OPTION PLAN

    The Melita International Corporation 1997 Stock Option (the "Plan") is hereby amended as follows:

    1. Amendment Regarding Option Replenishment. Section 3 of the Plan is hereby amended as follows:

                                   SECTION 3.
                           SHARES SUBJECT TO OPTIONS

    The initial number of Shares reserved for issuance under this Plan shall be 1,850,000 Shares of Common Stock, less the number of Shares (a) which have been issued pursuant to exercised grants made under the Melita International Corporation 1992 Discounted Stock Option Plan (the "1992 Plan"), or (b) which are subject to options granted which remain outstanding under the 1992 Plan. The number of shares of Common Stock available for issuance under the Plan shall be automatically adjusted on the first day of each fiscal year, beginning with the 1998 fiscal year, by a number of Shares such that the total number of shares reserved for issuance under this Plan equals the sum of (i) the aggregate number of Shares previously issued under this Plan and the 1992 Plan;
(ii) the aggregate number of Shares subject to then outstanding options granted under this Plan and the 1992 Plan; and (iii) 5% of the number of shares of Common Stock outstanding on the last day of the preceding fiscal year. Notwithstanding the foregoing, not more than 750,000 of the Shares available for grant each year shall be available for issuance pursuant to ISOs, such that not more than 7,500,000 shares resulting from such automatic adjustments may ever be issued pursuant to ISOs during the term of the Plan.

    Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, and any Shares subject to an option granted under the 1992 Plan which remain unissued after the cancellation, expiration or exchange of such option thereafter shall become available for use under this Plan. Notwithstanding the above, any Surrendered Shares which remain after the surrender of an Option under Section 11 shall not again become available for use under this Plan.

    2. Effective Date. The effective date of this Amendment shall be October 21, 1997, provided, the shareholders of the Company approve this Amendment within 12 months after such effective date. Any Options granted under the Plan as amended hereby before the date of such approval automatically shall be granted subject to such approval.

    3.  Miscellaneous.

        (a) Capitalized terms not otherwise defined herein shall have the meanings given them in the Plan.

        (b) Except as specifically amended hereby, the Plan shall remain in full force and effect.

                        MELITA INTERNATIONAL CORPORATION

                             1997 STOCK OPTION PLAN

                                   SECTION 1.

                                    PURPOSE

       The purpose of this Plan is to promote the interests of the Company by granting Options to purchase Shares to Employees and Key Persons in order to attract and retain Employees and Key Persons by providing an additional incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

                                   SECTION 2.

                                  DEFINITIONS

       Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

       2.1  BOARD means the Board of Directors of the Company.

       2.2  CODE means the Internal Revenue Code of 1986, as amended.

       2.3. COMMITTEE means the Committee appointed in Section 5.

       2.4 COMMON STOCK means the common stock of the Company, no par value per share.

       2.5 COMPANY means Melita International Corporation, a Georgia corporation, and any successor to such organization.

       2.6 CONTINUOUS SERVICE means a period of continuous performance of services by an Employee or Key Person for the Company, a Subsidiary or a Parent.

       2.7  EMPLOYEE means an employee of the Company, a Subsidiary or a Parent.

       2.8  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

       2.9  EXERCISE PRICE means the price which shall be paid to purchase one
(1) Share upon the exercise of an Option granted under this Plan.

       2.10 EXISTING PERSON means (a) a shareholder or holder of any option or warrant of the Company as of the effective date of the Plan or (b) any lineal descendant or antecedent, father, mother, spouse, brother, or sister of such shareholder or option or warrant holder or (c) a partnership, corporation, limited liability company, trust or other entity formed primarily for the benefit of any of the foregoing.

       2.11 FAIR MARKET VALUE of each Share on any date means the price determined below on the last business day immediately preceding the date of valuation:


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              (a) The closing sales price per Share, regular way, or in the absence thereof the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the Shares during the thirty-day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

              (b) If there is no price as specified in (a), the final reported sales price per Share, or if not reported, the mean of the closing high bid and low asked prices in the over-the-counter market for the Shares as reported by the National Association of Securities Dealers Automatic Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

              (c) If there also is no price as specified in (b), the price per Share determined by the Board by reference to bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to Subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Board shall determine to be appropriate for fairly determining current market value; or

              (d) If there also is no price as specified in (c), an amount per Share determined in good faith by the Board to be the price at which the Committee acting in good faith determines through any reasonable valuation method that a Share might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. The Fair Market Value may be based on the most recent valuation of the Company performed by the Company's auditors or by other professionals retained to value the Company.

       2.12 INITIAL PUBLIC OFFERING means the first offering of Common Stock for sale by the Company pursuant to a registration statement filed in accordance with the 1933 Act or any comparable law then in effect.

       2.13 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

       2.14 KEY PERSON means (i) a member of the Board who is not an Employee,
(ii) a consultant, distributor or other person who has rendered valuable services to the Company, a Subsidiary or a Parent, (iii) a person who has incurred, or is willing to incur, financial risk in the form of guaranteeing or acting as co-obligor with respect to debts or other obligations of the Company, or (iv) a person who has extended credit to the Company. Key Persons are not limited to individuals and, subject to the preceding definition, may include corporations, partnerships, associations and other entities.

       2.15 NON-ISO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code
Section 422.

       2.16 OPTION means an ISO or a Non-ISO.

       2.17 OPTIONEE means any grantee of an Option.


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       2.18 PARENT means any corporation which is a parent of the Company
(within the meaning of Code Section 424).

       2.19 PLAN means the Melita International Corporation 1997 Stock Option Plan, as amended from time to time.

       2.20 SHARE means a share of the Common Stock of the Company.

       2.21 STOCK OPTION GRANT means the written agreement or instrument which sets forth the terms of an Option granted to an Employee or Key Person under this Plan.

       2.22 SUBSIDIARY means any corporation which is a subsidiary of the Company (within the meaning of Code Section 424(f)).

       2.23 SURRENDERED SHARES means the Shares described in Section 11.2 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 11.

       2.24 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

       2.25 1933 ACT means the Securities Act of 1933, as amended.

                                   SECTION 3.

                           SHARES SUBJECT TO OPTIONS

       1,350,000 Shares of Common Stock, less the number of Shares (a) which have been issued pursuant to exercised grants made under the Melita International Corporation 1992 Discounted Stock Option Plan, or (b) which are subject to options granted which remain outstanding under the Melita International Corporation 1992 Discounted Stock Option Plan, shall be reserved for issuance under this Plan. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, and any Shares subject to an option granted under the Melita International Corporation 1992 Discounted Stock Option Plan which remain unissued after the cancellation, expiration or exchange of such option thereafter shall become available for use under this Plan. Notwithstanding the above, any Surrendered Shares which remain after the surrender of an Option under Section 11 shall not again become available for use under this Plan.

                                   SECTION 4.

                                 EFFECTIVE DATE

       The effective date of this Plan shall be February 6, 1997, provided, the shareholders of the Company approve this Plan within twelve (12) months after such effective date. If such effective date comes before such shareholder approval, any Options granted under this Plan before the date of such approval automatically shall be granted subject to such approval.



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


                                   SECTION 5.

                                   COMMITTEE

       This Plan shall be administered by the Committee appointed by the Board. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section
15) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Employee or Key Person, and on each other person directly or indirectly affected by such actions. Notwithstanding anything else to the contrary herein, the Board shall have the authority and the final and conclusive decision to assume the powers and responsibilities outlined above with respect to the Committee, in whole or in part.

                                   SECTION 6.

                                  ELIGIBILITY

       Except as provided below, only Employees shall be eligible for the grant of Options under this Plan, but no Employee shall have the right to be granted an Option under this Plan merely as a result of his or her status as an Employee. Key Persons may be eligible, subject to written approval by the Board, for the grant of Options under this Plan, but only if the Key Person has provided valuable services to the Company, a Subsidiary or a Parent and only if the Option is a Non-ISO.

                                   SECTION 7.

                                GRANT OF OPTIONS

       The Committee, acting pursuant to the procedure established by the Board, shall either have the right to grant Options under this Plan, or recommend to the Board that Options be granted under this Plan. In accordance with the procedure established by the Board, the Committee, in its absolute discretion, shall have the right to grant Options under this Plan from time to time to purchase Shares and, further, shall have the right to grant new Options in exchange for outstanding Options. Such Options shall be granted to Employees or Key Persons selected by the Committee, acting in its discretion as set forth above, and neither the Board nor the Committee shall be under any obligation whatsoever to grant Options to all Employees or Key Persons, or to grant all Options subject to the same terms and conditions. Each grant of an Option shall be evidenced by a Stock Option Grant and each Stock Option Grant shall:

                  1.       specify whether the Option is an ISO or Non-ISO; and

                  2. incorporate such other terms and conditions as the Committee, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year.

       In determining Employee(s) or Key Person(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee may take into account the recommendations of the President of the Company and its other officers, the duties of the Employee or Key Person, the present and potential contributions of the Employee or Key Person to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Committee, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Key Person who has been granted an Option to purchase Shares of the Company, whether under this Plan or otherwise, may be granted one or more additional Options.

       If the Committee grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

                                   SECTION 8.

                                 EXERCISE PRICE

       If an Option is an ISO, the Exercise Price for each Share subject to such Option shall be no less than the Fair Market Value of a Share on the date such Option is granted or, if such Option is granted to a Ten Percent Shareholder, the Exercise Price for each Share subject to such Option shall be no less than 110% of the Fair Market Value of a Share on the date such Option is granted. If an Option is a Non-ISO, the Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company's governing instrument, or $0.01, whichever price is greater. The Exercise Price shall be payable in full in cash upon the exercise of any Option.

                                   SECTION 9.

                                EXERCISE PERIOD

       Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Option Grant, but no Stock Option Grant shall:

              1.     make an Option exercisable before the date (a) such Option is granted; or (b) on which the Employee or Key Person to whom the Option is granted shall have completed 12 months of Continuous Service following the date of grant plus, for any person who has not continuously performed services for the Company, a Parent or a Subsidiary for at least six months prior to the date of grant, an additional number of months equal to the difference between (i) six months and (ii) the number of months of Continuous Service prior to the date of grant; or

              2.     make an Option exercisable after the earlier of the:

                     (a)    date such Option is exercised in full, or

                     (b) date which is the tenth (10th) anniversary of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

       A Stock Option Grant may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Committee shall have the right, in its discretion, to accelerate the time during which any Option may be exercised and to include in a Stock Option Grant provisions that will automatically trigger acceleration of the time during which an Option may be exercised, including, without limitation, a Change of Control, as described in Section 17 hereinbelow.



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

       The Committee shall have the right, in its sole discretion, to condition the vesting and exercisability of all or any portion of an Option upon an Employee's successful attainment of annual or other periodic performance objectives, as set forth in the Stock Option Grant.

                                  SECTION 10.

                               NONTRANSFERABILITY

       No Option granted under this Plan shall be transferable by an Employee or Key Person other than by will or by the laws of descent and distribution, and such Option shall be exercisable during an Employee's or Key Person's lifetime only by the Employee or Key Person, as the case may be. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee or Key Person.

                                  SECTION 11.

                              SURRENDER OF OPTIONS

       11.1 GENERAL RULE. Only until the occurrence of an Initial Public Offering, the Committee, acting in its absolute discretion, may incorporate a provision in a Stock Option Grant to allow an Employee or Key Person to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

              1. the Fair Market Value of the Shares subject to such Option exceeds the Exercise Price for such Shares; and

              2. the Option to purchase such Shares is otherwise exercisable.

       11.2 PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Option Grant to the Committee, together with a statement signed by the Employee or Key Person which specifies the number of Shares ("Surrendered Shares") as to which the Employee or Key Person surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

       11.3 PAYMENT. An Employee or Key Person in exchange for his or her Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Committee, acting in its absolute discretion, can approve or disapprove an Employee's or Key Person's request for payment in whole or in part in cash and can make that payment in cash, in shares or in such combination of cash and Shares as the Committee deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole Shares and (at the Committee's discretion) in cash in lieu of any fractional Shares.

       11.4 RESTRICTIONS. Any Stock Option Grant which incorporates a provision to allow an Employee or Key Person to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to
Section 16(b) of the Exchange Act. Notwithstanding any other provision of the Plan of a Stock Option Grant, no provision permitting the surrender of an Option shall be enforceable or of any force and effect upon the occurrence of an Initial Public Offering.



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

                                  SECTION 12.

                            SECURITIES REGISTRATION

       Each Stock Option Grant may provide that, upon the receipt of Shares as a result of the surrender or exercise of an Option, the Employee or Key Person shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Option Grant may also provide that, if so requested by the Company, the Employee or Key Person shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the 1933 Act, and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares issued upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                  SECTION 13.

                                  LIFE OF PLAN

       No Option shall be granted under this Plan on or after the earlier of:

              1. the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or

              2. the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the surrender or exercise of Options granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

                                  SECTION 14.

                                   ADJUSTMENT

       The number of Shares reserved under Section 3 of this Plan, and the number of Shares and other securities and property subject to Options granted under this Plan, and the Exercise Price of such Options shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Code Section 424(a)) the number of Shares reserved under Section 3 of this Plan, and the number of Shares subject to Options granted under this Plan, and the Exercise Price of such Options in the event of any corporate transaction described in Code Section 424(a) which provides for the substitution or assumption of such Options. If any adjustment under this Section 14 creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section 14 by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 of this Plan.

                                  SECTION 15.

                         SALE OR MERGER OF THE COMPANY

       If the Company agrees to sell all or substantially all of its assets for cash or property, or for a combination of cash and property, or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption of or substitution for the Options granted under this Plan, each Option at the direction and discretion of the Committee, or as is otherwise provided in the Stock Option Grants, may be canceled unilaterally by the Company in exchange for the vested whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, for the whole Shares and the cash in lieu of a fractional Share) which each Employee or Key Person otherwise would receive if he or she exercised the vested portion of his or her outstanding Option on a date immediately preceding such sale or other corporate transaction, any such exchange to be made only upon the payment of the Exercise Price for such outstanding Options.

                                  SECTION 16.

                            AMENDMENT OR TERMINATION

       This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company (1) to increase the number of Shares reserved under Section 3 except as set forth in Section 14, (2) to extend the maximum life of the Plan under
Section 13 or the maximum exercise period under Section 9, (3) to decrease the minimum Exercise Price under Section 8, or (4) to change the designation of Employees or Key Persons eligible for Options under Section 6. The Committee also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Employee or Key Person consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 14 or Section 15 of this Plan.

                                  SECTION 17.

                               CHANGE OF CONTROL

         For purposes of this Plan and documents evidencing Options granted pursuant to this Plan, a "Change of Control" of the Company shall be deemed to have occurred if one of the following events takes place:

         1. Any person other than an Existing Person becomes a holder of record, as reflected on the stock transfer ledger of the Company, of securities of the Company representing a right of the person, acting individually and not in concert with any other party (and not acting through a contract, arrangement, understanding, relationship, proxy, voting trust, voting agreement, or other device), to vote more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities;



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

         2. A person other than an Existing Person obtains the right to elect a majority of the members of the Board of Directors of the Company, but not including any such right granted solely pursuant to a proxy solicited by the Board of Directors of the Company;

         3. The Company or any of its subsidiaries shall sell, assign or otherwise transfer, directly or indirectly, assets (including stock or other securities of subsidiaries, but other than the grant of licenses to intangible assets in the ordinary course of business) having a fair market value of sixty-six percent (66%) or more of all the assets of the Company and its subsidiaries to any third party, other than a wholly-owned subsidiary of the Company; or

         4. Any person other than an Existing Person becomes a beneficial owner (as such term is used in Rule 13d-3 under the Exchange
                  Act) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities, as determined for purposes of the election of members of the Board of Directors of the Company.

         Notwithstanding the above, no Change of Control shall be deemed to occur solely as the result of the issuance of new securities pursuant to (a) an Initial Public Offering or (b) the exercise of warrants and options granted and outstanding as of the effective date of the Plan. In addition, a Change of Control shall not, solely with respect to Section 17, Subsection 3 above, be deemed to occur as a result of any conveyance, transfer or grant to a bank or other financial institution of a collateral assignment of, securities title to or security interest in any goods, accounts, inventory, general intangibles or other assets of the Company or any of its subsidiaries to secure the obligations of the Company or any of its subsidiaries to such bank or other financial institution, or the exercise of any rights or remedies by such bank or other financial institution relation thereto.

                                  SECTION 18.

                                 MISCELLANEOUS

       18.1 SHAREHOLDER RIGHTS. No Employee or Key Person shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Shares subject to such Option to such Employee or Key Person.

       18.2 NO CONTRACT OF EMPLOYMENT. The grant of an Option to an Employee or Key Person under this Plan shall not constitute a contract of employment or other contract relating to the performance of any services by the Employee or Key Person and shall not confer on an Employee or Key Person any rights upon his or her termination of employment or other relationship in addition to those rights, if any, expressly set forth in the Stock Option Grant which evidences his or her Option.

       18.3 WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute an Employee's or Key Person's full and complete consent to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.



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



       18.4 TRANSFER. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

       18.5 CONSTRUCTION. This Plan shall be construed under the laws of the State of Georgia.



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


                        MELITA INTERNATIONAL CORPORATION

                             1997 STOCK OPTION PLAN
                         STOCK OPTION GRANT CERTIFICATE




MELITA INTERNATIONAL CORPORATION, a Georgia corporation (the "Company"), hereby grants to the optionee named below ("Optionee") an option (this "Option") to purchase the total number of shares shown below of Common Stock of the Company (the "Shares") at the exercise price per share set forth below (the "Exercise Price"), subject to all of the terms and conditions on the reverse side of this Stock Option Grant Certificate and the Melita International Corporation 1997 Stock Option Plan (the "Plan"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on the reverse side hereof and the terms and conditions of the Plan are incorporated herein by reference.



In witness whereof, this Stock Option          Shares Subject to Option:                          Optionee hereby acknowledges
Grant has been executed by the Company                                       --------       receipt of a copy of the Plan,
by a duly authorized officer as of the                                                      represents that Optionee has read and
date specified hereon.                         Exercise Price Per Share:    $               understands the terms and provisions of
                                                                             --------       the Plan, and accepts this Option
MELITA INTERNATIONAL CORPORATION                                                            subject to all the terms and conditions
                                               Term of Option:    Years expiring            of the Plan and this Stock Option Grant
                                                              ----              -----       Certificate. Optionee acknowledges that
By:                                                                                         there may be adverse tax consequences
   -----------------------------------         Shares subject to issuance under this        upon exercise of this Option or
                                               Option shall be eligible for exercise        disposition of the Shares and that
Date of Grant:                                 according to the vesting schedule            Optionee should consult a tax adviser
Type of Stock Option:                          described in Section 10 on the reverse       prior to such exercise or disposition.
    [        ]        Incentive                of this Stock Option Grant certificate.

    [        ]        Non-Qualified
                                               Vesting Extension Period:                    --------------------------------------
                                                                   Months                   Signature of Optionee
                                                         --------
                                                                   Not Applicable
                                                         --------                           --------------------------------------
                                                                                            Print Name of Optionee
                                               Vesting: Four Year Performance Vesting

     1. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of this Option and the Plan, and unless otherwise modified by a written modification signed by the Company and Optionee, this Option may be exercised with respect to all of the Shares, but only according to the vesting schedule specified on the obverse side of this Stock Option Grant Certificate and as described in Section 10 below, prior to the date which is the last day of the Term set forth on the face hereof following the date of grant (hereinafter "Expiration Date").

     2. RESTRICTIONS ON EXERCISE. This Option may not be exercised, unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange or national market system to effect such compliance.

     3. TERMINATION OF OPTION. Except as provided below in this Section, this Option may not be exercised after the date which is thirty (30) days after Optionee ceases to perform services for the Company, or any Parent or Subsidiary. Optionee shall be considered to perform services for the Company, or any Parent or Subsidiary, for all purposes under this Section and Section 10 hereof, if Optionee is an officer or full-time employee of the Company, or any Parent or Subsidiary, or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company, or any Parent or Subsidiary. The Committee shall have discretion to determine whether Optionee has ceased to perform services for the Company, or any Parent or Subsidiary, and the effective date on which such services cease (the "Termination Date"). Notwithstanding anything contained herein to the contrary, if the corporate position of Optionee is, at any time, altered or revised such that Optionee's responsibilities are materially reduced or decreased for any reason, as determined by the Committee in its sole discretion, the vesting of Shares under Section 10 shall cease, effective as of the date of such reduction in Optionee's employment responsibilities; provided, however, except as otherwise provided in this Option and the Plan, Optionee shall have the right to exercise this Option with respect to Shares which have vested under
Section 10 as of the date of such reduction of Optionee's responsibilities.

         (a) Termination Generally. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, for any reason, except death or disability (within the meaning of Code Section 22(e)(3)), this Option shall immediately be forfeited, along with any and all rights or subsequent rights attached thereto, thirty (30) days following the Termination Date, but in no event later than the Expiration Date.

         (b) Death or Disability. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the death or disability of Optionee (as determined by the Committee in its sole discretion), this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or, in the event of Optionee's death, by Optionee's legal representative) within ninety (90) days after the Termination Date, but in no event later than the Expiration Date.

         (c) No Right to Employment. Nothing in the Plan or this Stock Option Grant Certificate shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or any Parent or Subsidiary, or limit in any way the right of the Company, or any Parent or Subsidiary, to terminate Optionee's employment or other relationship at any time, with or without cause.

     4.  MANNER OF EXERCISE.

         (a) Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed Exercise and Shareholder Agreement ("Exercise Agreement") in the form of the Exercise Agreement delivered to Optionee, if applicable, or in such other form as may be approved or accepted by the Company, which shall set forth Optionee's election to exercise this Option with respect to some or all of the Shares, the number of Shares being purchased, any restrictions imposed on the Shares, and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

         (b) Exercise Price. Such Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in U.S. dollars in cash (by check).

         (c) Withholding Taxes. Prior to the issuance of Shares upon exercise of this Option, Optionee must pay, or make adequate provision for, any applicable federal or state withholding obligations of the Company.

         (d) Issuance of Shares. Provided that such Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

     5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If this Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of: (a) the date two (2) years after the Date of Grant, or (b) the date one (1) year after exercise of the ISO, with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such sale or disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or earnings payable to Optionee.

     6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner, other than by will or by the laws of descent and distribution, and may be exercised during Optionee's lifetime only by Optionee. The terms of this Option shall be binding upon the executor, administrators, successors and assigns of Optionee.

     7. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT THE GRANT AND EXERCISE OF THIS OPTION, AND THE SALE OF SHARES OBTAINED THROUGH THE EXERCISE OF THIS OPTION, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO OPTIONEE. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH, OR WILL CONSULT WITH, HIS OR HER TAX ADVISOR AND OPTIONEE FURTHER ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING ON THE COMPANY OR ANY EMPLOYEE, OFFICER OR DIRECTOR OF, OR COUNSEL OR ACCOUNTANTS FOR, THE COMPANY FOR ANY TAX, FINANCIAL OR LEGAL ADVICE.

     8. INTERPRETATION. Any dispute regarding the interpretation of this Stock Option Grant Certificate shall be submitted by Optionee or the Company to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

     9. ENTIRE AGREEMENT. The Plan and the Exercise Agreement are incorporated herein by this reference. Optionee acknowledges and agrees that the granting of this Option constitutes a full accord, satisfaction and release of all obligations or commitments made to Optionee by the Company or any of its officers, directors, shareholders or affiliates with respect to the issuance of any securities, or rights to acquire securities, of the Company or any of its affiliates. This Stock Option Grant Certificate, the Plan and the Exercise Agreement constitute the entire agreement of the parties hereto, and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     10. VESTING AND EXERCISE OF SHARES. Subject to the terms of the Plan, this Option and the Exercise Agreement, the Shares issued pursuant to the exercise of this Stock Option Grant Certificate shall be subject to the vesting restrictions selected on the obverse side of this Option and defined below. For purposes of this Section, "Continuous Service" means a period of continuous performance of services by Optionee for the Company, a Parent, or a Subsidiary, beginning on and after the Effective Date, February 7, 1997, or such other date as is established by the Commitee, as determined by the Committee.

     Four Year Performance Vesting: Optionee may exercise this Option with respect to the percentage of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

          (a) After twelve (12) months of Continuous Service, up to twenty-five percent (25%) of the Shares, provided that the Year One Performance Objectives, set forth below, have been achieved, in the sole judgment of the Committee; further provided, that if the Year One Performance Objectives have not been achieved, Optionee may exercise this Option with respect to the aforementioned 25% of the Shares only upon completion of forty-eight months of Continuous Service.

     YEAR ONE PERFORMANCE OBJECTIVES:





          (b) After twenty-four (24) months of Continuous Service, an additional twenty-five percent (25%) of the Shares (over and above those subject to Subsection (a) above), provided that the Year Two Performance Objectives, set forth below, have been achieved, in the sole judgment of the Committee; further provided, that if the Year Two Performance Objectives have not been achieved, Optionee may exercise this Option with respect to the aforementioned 25% of the Shares only upon completion of forty-eight months of Continuous Service.

     YEAR TWO PERFORMANCE OBJECTIVES:




          (c) After thirty-six (36) months of Continuous Service, an additional twenty-five percent (25%) of the Shares: and

          (d) After forty-eight (48) months of Continuous Service, up to one hundred percent (100%) of the Shares;

     provided, however, that for any Optionee who has not continuously performed services for the Company, a Parent or a Subsidiary for at least six months prior to the Date of Grant, each of the periods referred to in clauses (a) through (d) shall be extended by the number of months equal to the difference between (i) six months and (ii) the number of months of Continuous Service prior to the Date of Grant (the "Vesting Extension Period"), as indicated on the obverse hereof.

Notwithstanding the above, an Optionee shall become one hundred percent (100%) vested and shall be entitled to exercise the Option as to one hundred percent (100%) of the Shares granted pursuant to this Stock Option Grant Certificate upon a Change of Control of the Company, as defined in Section 17 of the Plan.

                        MELITA INTERNATIONAL CORPORATION
                             1997 STOCK OPTION PLAN

                       EXERCISE AND SHAREHOLDER AGREEMENT

        This Exercise and Shareholder Agreement (the "Exercise Agreement") is made this_____ day of__________ , 199___ by and between Melita International
Corporation (the        "Company") and the optionee named below ("Optionee")
pursuant to that certain Stock Option Grant described below which was granted to Optionee under the Melita 1997 Stock Option Plan (the "Plan").

Optionee:
                                   ---------------------------------------

Social Security Number:
                                   ---------------------------------------

Address:
                                   ---------------------------------------
                                   ---------------------------------------
                                   ---------------------------------------

Number of Shares Purchased:
                                   ---------------------------------------


Price Per Share                    $
                                    --------------------------------------


Aggregate Purchase Price:          $
                                    --------------------------------------

Date of Stock Option Grant:
                                    --------------------------------------


         Optionee hereby delivers to the Company the Aggregate Purchase Price by check in the amount of $___________, receipt of which is acknowledged by the Board of Directors ("Board") of the Company.

         The Company and Optionee hereby agree as follows:

         1. PURCHASE OF SHARES. On this date and subject to the terms and conditions of this Exercise Agreement and the Plan, Optionee hereby exercises, subject to the contingencies below, the Stock Option Grant between the Company and Optionee dated as of the "Date of Stock Option Grant" set forth above (the "Option") with respect to the "Number of Shares Purchased" set forth above of the Company's Common Stock at the "Aggregate Purchase Price" set forth above (the "Purchase Price") and the "Price per Share" set forth above (the "Purchase Price Per Share"). The term "Shares" refers to the shares of the Company's no par value common stock purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares and (b) as a result of stock dividends or stock splits in respect of the Shares. Capitalized terms used in this Exercise Agreement that are not defined herein have the definitions ascribed to them in the Plan and the Option.

       2. REPRESENTATIONS OF PURCHASER. Optionee represents and warrants to the Company that:

            (a) Optionee acknowledges that Optionee has received, read and understood the Plan and the Option and agrees to abide by and be bound by their terms and conditions;

                  (b) Optionee is purchasing the Shares for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act");

                  (c) Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares;

                  (d) Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved in the investment of the Shares; and (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans); and

                  (e) Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

         3. COMPLIANCE WITH SECURITIES LAWS. Optionee understands and acknowledges that the Shares have not been registered under the 1933 Act and that, notwithstanding any other provision of the Option to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

         4. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have an assignable right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4 (the "Right of First Refusal").

                  (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating (i) the Holder's bona fide intention to sell or otherwise transfer such Shares, (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"), (iii) the number of Shares to be transferred to each Proposed Transferee, and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"); in addition, by providing the Notice, the Holder is deemed to be offering to sell the Shares at the Offered Price to the Company.

                  (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Subsection (c) below.

                  (c) Purchase Price. The purchase price for the Shares purchased under this Section 4 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

                  (d) Payment. Payment of the purchase price shall be made, at the option of the Company or its assignee, either (i) in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company or such assignee, or by any combination thereof within thirty (30) days after receipt of the Notice or (ii) in the manner and at the time(s) set forth in the Notice.

                  (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee as provided in this Section 4, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 4 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal, before any Shares held by the Holder may be sold or otherwise transferred.

                  (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 4 notwithstanding, the transfer of any or all of the Shares, during Optionee's lifetime or on Optionee's death by will or intestacy, to Optionee's immediate family or to a trust for the benefit of Optionee or Optionee's immediate family shall be exempt from the provisions of this Section; provided, that as a condition to receiving the Shares, the transferee or other recipient shall agree in writing to receive and hold the Shares so transferred subject to the provisions of this Agreement, and to transfer such Shares no further except in accordance with the terms of this Agreement. As used herein, "immediate family" shall mean the Optionee's spouse, lineal descendant or antecedent, father, mother, brother or sister.

                  (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon an Initial Public Offering (as such term is defined in the Plan).

         5. COMPANY'S REPURCHASE OPTION. The Company shall have the option to repurchase all or a portion of the Shares on the terms and conditions set forth in this Section 5 (the "Repurchase Option") if Optionee should cease to be employed by the Company for any reason, or no reason, including without limitation Optionee's death, disability, voluntary resignation or termination by the Company with or without cause.

                  (a) Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment or association with the Company at any time, for any reason or no reason, with or without cause. For purposes of this Agreement, Optionee shall be considered to be employed by the Company or associated with the Company if Optionee is an officer, director or full-time employee of the Company or any Parent or Subsidiary of the Company or if the Board determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent or Subsidiary of the Company. The Board shall have discretion to determine whether Optionee has ceased to be employed by or associated with the Company or any Parent or Subsidiary and the effective date on which such employment or association is terminated (the "Termination Date").

                  (b) Exercise of Repurchase Option. Subject to Section 5(e) below, any time following the Termination Date, the Company may elect to repurchase any or all of the Shares by giving Optionee written notice of exercise of the Repurchase Option.

                  (c) Calculation of Repurchase Price. In the event Optionee's employment with the Company terminates for any reason whatsoever, the Company or its assignee shall have the option to repurchase from Optionee (or from Optionee's personal representative as the case may be) any or all of the Shares at a price equal to the Fair Market Value (as defined in the Plan) of such Shares on the Termination Date.

                  (d) Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by (i) check, (ii) by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, (iii) by delivery of a promissory note of the Company payable in equal annual installments over a four (4) year period from the date of repurchase at a per annum interest rate equal to the prime rate as announced from time to time by the Company's principal bank or, if the Company has no principal bank, that rate announced by the Wall Street Journal as the prevailing "prime rate" of interest per annum, as of the Termination Date, or
(iv) any combination of the above.

                  (e) Termination of Repurchase Rights. The Repurchase Option shall terminate as to any Shares upon an Initial Public Offering (as such term is defined in the Plan).

         6. COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. Optionee understands and acknowledges that, in reliance upon the representations and warranties made by Optionee herein, the Shares have not been registered with the Securities and Exchange Commission ("SEC") under the 1933 Act, but have been issued under an exemption or exemptions from the registration requirements of the 1933 Act which impose certain restrictions on Optionee's ability to transfer the Shares and have not been registered under any Georgia securities laws or the securities laws of any other state. Optionee understands that Optionee may not transfer any Shares unless such Shares are registered under the 1933 Act and the securities laws of Georgia (or the securities laws of any other state, if applicable) or unless, in the opinion of counsel to the Company, an exemption from such registration is available. Optionee understands that only the Company may file a registration statement with the SEC or Georgia (or other applicable states), and that the Company is under no obligation to do so with respect to the Shares. Optionee has also been advised that an exemption from registration may not be available or may not permit Optionee to transfer all or any of the Shares in the amounts or at the times proposed by Optionee.

         7. ESCROW. As security for the faithful performance of this Exercise Agreement, Optionee agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), to the Secretary of the Company or its designee ("Escrow Holder"), who is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Optionee and the Company agree that Escrow Holder shall not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. The Escrow Holder may rely upon any letter, notice or other document executed by any signature reputed to be genuine and may rely upon advice of counsel and obey any order of any court with respect to the transactions contemplated herein. The Shares shall be released from escrow upon termination of both the Right of First Refusal set forth in Section 4 and the Repurchase Option set forth in Section 5; provided, however, that such release shall not affect the rights of the Company with respect to any pledge of Shares to the Company. Optionee hereby irrevocably constitutes and appoints Escrow Holder as Optionee's agent and attorney-in-fact for the purpose of executing and delivering any and all documents necessary to transfer any Shares purchased hereunder to the Company pursuant to the terms of this Exercise Agreement and to record such transfer on the books of the Company, such appointment being made with full power of substitution in the premises.

       8. LEGENDS. Optionee understands and agrees that the certificate(s) representing the Shares will bear legends in substantially the following form:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED ("GEORGIA ACT"), UNDER ANY OTHER STATE SECURITIES LAW, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("FEDERAL ACT"). THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY THE CORPORATION AS HAVING AN INTEREST IN SUCH SHARES, IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES UNDER THE FEDERAL ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED, AND (II) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES UNDER THE GEORGIA ACT AND UNDER ANY OTHER APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH SHARES WILL BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED ONLY IN A TRANSACTION WHICH IS EXEMPT UNDER, OR WHICH IS OTHERWISE IN COMPLIANCE WITH, THE GEORGIA ACT AND ANY OTHER APPLICABLE STATE SECURITIES LAWS.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THAT CERTAIN EXERCISE AND SHAREHOLDER AGREEMENT DATED THE _____ DAY OF _______________, 19___, A COPY OF WHICH IS ON FILE WITH THE CORPORATION."

         9. STOP-TRANSFER NOTICES. Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         10. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OPTIONEE'S TAX ADVISORS CONCERNING THE ADVISABILITY OF FILING AN ELECTION WITH THE INTERNAL REVENUE SERVICE UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986, AS IT MAY BE AMENDED FROM TIME TO TIME.

         11. ENTIRE AGREEMENT. The Plan and the Option are incorporated herein by reference. This Exercise Agreement, the Plan and the Option constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by Georgia law except for that body of law pertaining to conflict of laws.

Submitted by:                               Accepted by:

OPTIONEE:                                   COMPANY:

--------------------------------------      MELITA INTERNATIONAL
(Print name of Optionee)                    CORPORATION



                                            By:
--------------------------------------          --------------------------------
(Signature of Optionee)
                                            Title:
                                                  -----------------------------
Dated:                                      Dated:
      -------------------------------             -----------------------------